NINTH AMENDMENT TO
                                CREDIT AGREEMENT


        THIS NINTH AMENDMENT TO CREDIT AGREEMENT (hereinafter, this "Amendment") is entered into as of March 31, 1999 among PLUMA, INC., a North Carolina corporation (the "Borrower") and NATIONSBANK, N.A., as Agent for and on behalf of the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

        WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of April 23, 1998, as amended by that certain First Amendment to Credit Agreement and Waiver between the Borrower and the Agent for and on behalf of the Lenders dated as of August 27, 1998, by that certain Second Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of September 30, 1998, by that certain Third Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of November 16, 1998, by that certain Fourth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of December 11, 1998, by that certain Fifth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of December 31, 1998, by that certain Sixth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of January 29, 1999, by that certain Seventh Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of March 1, 1999, and by that certain Eighth Amendment to Credit Agreement between the Borrower and the Agent for and on behalf of the Lenders dated as of March 15, 1999 (as further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

        WHEREAS, the Borrower and the Agent on behalf of the Lenders are parties to that certain Forbearance Agreement dated as of November 16, 1998, as amended by an Amendment to Forbearance Agreement dated as of December 31, 1998, by a Second Amendment to Forbearance Agreement dated as of January 29, 1999, by a Third Amendment to Forbearance Agreement dated as of March 1, 1999, by a Fourth Amendment to Forbearance Agreement dated as of March 15, 1999, and by a Fifth Amendment to Forbearance Agreement dated as of the date hereof (as further amended, modified, supplemented, extended or restated from time to time, the "Forbearance Agreement"); and

        WHEREAS, the parties desire to amend certain terms of the Credit Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Reaffirmation of Existing Debt. The Credit Parties acknowledge and confirm: (a) that the Agent, on behalf of the Lenders, has a valid and enforceable first priority perfected security interest in the Collateral subject only to certain Permitted Liens, (b) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (c) that the Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement, the Forbearance Agreement and the other Credit Documents, and (d) by entering into this Amendment, the Lenders do not waive or release any term or condition of the Credit Agreement, the Forbearance Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

        2. Amendments. The Credit Agreement is hereby amended in the following respects:

               (a) The definition of "Borrowing Base" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                      "BORROWING BASE" MEANS, AS OF ANY DAY, THE SUM OF (A) 85%
               OF ELIGIBLE RECEIVABLES, (B) 60% OF ELIGIBLE INVENTORY, IN EACH CASE AS SET FORTH IN THE MOST RECENT BORROWING BASE CERTIFICATE DELIVERED TO THE AGENT AND THE LENDERS IN ACCORDANCE WITH THE TERMS OF SECTION 7.1(E) AND (C) DURING THE PERIOD (I) FROM AND INCLUDING MARCH 31, 1999 THROUGH AND INCLUDING JUNE 29, 1999, $18,000,000, (II) FROM AND INCLUDING JUNE 30, 1999 THROUGH AND INCLUDING JULY 30, 1999, $19,500,000, (III) FROM AND INCLUDING JULY 31, 1999 THROUGH AND INCLUDING AUGUST 30, 1999, $16,100,000,
               (IV) FROM AND INCLUDING AUGUST 31, 1999 THROUGH AND INCLUDING SEPTEMBER 29, 1999, $14,500,000 AND (V) AFTER SEPTEMBER 29, 1999,
               $0.

               (b) The definition of "Revolving Committed Amount" set forth in
        Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                      "REVOLVING COMMITTED AMOUNT" MEANS (I) DURING THE PERIOD
               FROM AND INCLUDING MARCH 31, 1999 THROUGH AND INCLUDING JULY 30, 1999, SIXTY THREE MILLION DOLLARS ($63,000,000) OR SUCH LESSER AMOUNT AS THE REVOLVING COMMITTED AMOUNT MAY BE REDUCED PURSUANT TO SECTION 3.4, (II) DURING THE PERIOD FROM AND INCLUDING JULY 31, 1999 THROUGH AND INCLUDING AUGUST 30, 1999, FIFTY FIVE MILLION SIX HUNDRED THOUSAND DOLLARS ($55,600,000), OR SUCH LESSER AMOUNT AS THE REVOLVING COMMITTED AMOUNT MAY BE REDUCED PURSUANT TO SECTION 3.4 AND (III) AFTER AUGUST 30, 1999, FIFTY THREE MILLION DOLLARS ($53,000,000), OR SUCH LESSER AMOUNT AS THE REVOLVING COMMITTED AMOUNT MAY BE REDUCED PURSUANT TO SECTION 3.4.

               (c) Section 2.3(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

--------------------------- ------------------------
  PRINCIPAL AMORTIZATION      TERM LOAN PRINCIPAL
      PAYMENT DATES          AMORTIZATION PAYMENT
--------------------------- ------------------------
    September 30, 1999            $4,000,000
--------------------------- ------------------------
     October 29, 1999             $2,000,000
--------------------------- ------------------------
    January 31 , 2000             $2,000,000
--------------------------- ------------------------
      April 28, 2000              $2,500,000
--------------------------- ------------------------
      July 31, 2000               $2,500,000
--------------------------- ------------------------
     October 31, 2000             $2,500,000
--------------------------- ------------------------
     January 31, 2001             $2,500,000
--------------------------- ------------------------
      April 30, 2001              $3,000,000
--------------------------- ------------------------
      July 31, 2001               $3,000,000
--------------------------- ------------------------
     October 31, 2001             $3,000,000
--------------------------- ------------------------
     January 31, 2002             $3,000,000
--------------------------- ------------------------
      April 30, 2002              $3,750,000
--------------------------- ------------------------
      July 31, 2002               $3,750,000
--------------------------- ------------------------
     October 31, 2002             $3,750,000
--------------------------- ------------------------
     January 31, 2003             $3,750,000
--------------------------- ------------------------
                     Total        $45,000,000
--------------------------- ------------------------

        3.     Miscellaneous.

               (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

               (b) The Borrower hereby represents and warrants as follows:

                      (i) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                      (ii) This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                      (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

               (c) The Borrower represents and warrants to the Lenders that (i) except for the representation contained in Section 6.2(a) with respect to matters previously disclosed to the Lenders, the representations and warranties of the Credit Parties set forth in Section 6 of the

        Credit Agreement are true and correct as of the date hereof and (ii) other than the Acknowledged Events of Default (as defined in the Forbearance Agreement) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

               (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

               (e) The Borrower hereby releases the Agent, the Lenders, and the Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

               (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

        Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                    PLUMA, INC., a North Carolina corporation


                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________


                     NATIONSBANK, N.A., as Agent for and on
                              behalf of the Lenders


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________